SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2008

THORNBURG MORTGAGE, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-11914	85-0404134
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Washington Avenue, Suite 302 Santa Fe, New Mexico	87501
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (505) 989-1900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As described in Item 8.01, on November 19, 2008, at 5:00 p.m., New York City time (the “Expiration Date”), the offer by Thornburg Mortgage, Inc. (the “Company”) to exchange each outstanding share of the Company’s 8.00% Series C Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series C Preferred Stock”), Series D Adjusting Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series D Preferred Stock”), 7.50% Series E Cumulative Convertible Redeemable Preferred Stock, par value $0.01 per share (the “Series E Preferred Stock”), and 10% Series F Cumulative Convertible Redeemable Preferred Stock, par value $0.01 per share (the “Series F Preferred Stock” and, together with the Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, the “Preferred Stock”) for 3 shares of common stock, par value $0.01 per share (the “Common Stock”), and the related consent solicitation (the “Exchange Offer and Consent Solicitation”), expired and, on such date, the Company accepted all of the validly tendered shares of Preferred Stock for exchange.

Upon acceptance of the tendered shares of Preferred Stock in the Exchange Offer and Consent Solicitation, the Preferred Stock no longer meets the continued listing criteria under Rule 802.01B of the New York Stock Exchange (the “NYSE”) Listed Company Manual requiring the aggregate market value of the publicly-held shares of each series of Preferred Stock to equal $2,000,000 or more. As a result, the NYSE issued a press release on November 20, 2008 announcing that trading in all four series of Preferred Stock would be suspended as of November 20, 2008. The Company does not intend to list the Preferred Stock on any other national securities exchange.

Item 3.02.	Unregistered Sales of Equity Securities.

As described in Item 8.01, on November 19, 2008 the Company announced that it will issue 126,260,109 shares of its Common Stock in exchange for the validly shares of Preferred Stock promptly after the Expiration Date of the Exchange Offer and Consent Solicitation.

The Company will issue the shares of Common Stock pursuant to the exemption from the registration requirements afforded by Section 3(a)(9) of the Securities Act of 1933, as amended.

Item 3.03.	Material Modification to Rights of Security Holders.

As described in Item 8.01, in connection with the Exchange Offer and Consent Solicitation, on November 19, 2008, the Company received consents of the holders of Preferred Stock in excess of the 66  2/3% of the outstanding shares of each series of Preferred Stock required to amend the Company’s charter to modify the terms of each series of Preferred Stock. The proposed amendments were also approved by holders of the Company’s Common Stock and Series F Preferred Stock, voting together as a single class, at the Company’s annual meeting of stockholders on June 12, 2008.

On November 20, 2008, the Company filed Articles of Amendment (the “Articles of Amendment”) to its charter with the State Department of Assessments and Taxation of Maryland (the “SDAT”) to modify the terms of each series of Preferred Stock as follows:

Series C Preferred Stock

1.	Make dividends non-cumulative and eliminate all accrued but unpaid dividends on the Series C Preferred Stock for all dividend periods ended before the effective date of the amendment;

2.	Eliminate the provisions prohibiting the payment of dividends on Common Stock or any other class or series of stock with respect to which the holders of a series of Preferred Stock are entitled to the receipt of dividends or amounts distributable upon liquidation, dissolution or winding up in preference or priority to the holders of such class or series (“Junior Stock”) and prohibiting the purchase of Junior Stock or stock of any class or series on parity with the Preferred Stock (“Parity Stock”) if full cumulative dividends on the Series C Preferred Stock for all past dividend periods have not been paid or declared and set apart for payment;

3.	Eliminate the provision prohibiting the Company from electing to redeem Series C Preferred Stock before March 22, 2010;

4.	Eliminate the provision prohibiting the Company from redeeming less than all of the outstanding Series C Preferred Stock, or redeeming or repurchasing any Junior or Parity Stock, if full cumulative dividends on the Series C Preferred Stock for all past dividend periods and the then-current dividend period have not been paid or declared and set apart for payment;

5.	Eliminate the right of holders of Series C Preferred Stock to elect two directors if dividends are in arrears for six quarterly periods; and

6.	Eliminate the right of holders of Series C Preferred Stock to consent to or approve the authorization or issuance of any class of stock senior to the Series C Preferred Stock.

Series D Preferred Stock

1.	Eliminate the provision increasing the dividend rate by 1% per annum if both (i) the Series D Preferred Stock is not listed on a national stock exchange and (ii) the Company is not subject to Exchange Act reporting requirements;

2.	Make dividends non-cumulative and eliminate all accrued but unpaid dividends on the Series D Preferred Stock for all dividend periods ended before the effective date of the amendment;

3.	Eliminate the provisions prohibiting the payment of dividends on Common Stock or any other class or series of Junior Stock and prohibiting the purchase or redemption of Junior or Parity Stock if full cumulative dividends on the Series D Preferred Stock for all past dividend periods are not paid or declared and set apart for payment;

4.	Eliminate the provision prohibiting the Company from electing to redeem Series D Preferred Stock before November 21, 2011;

5.	Eliminate the provision prohibiting the Company from redeeming less than all of the outstanding Series D Preferred Stock if full cumulative dividends on the Series D Preferred Stock for all past dividend periods have not been paid or declared and set apart for payment;

6.	Eliminate the right of holders of Series D Preferred Stock to elect two directors if dividends are in arrears for six quarterly periods;

7.	Eliminate the right of holders of Series D Preferred Stock to consent to or approve the authorization or issuance of any class of stock senior to the Series D Preferred Stock; and

8.	Eliminate the provision requiring the Company to mail annual and quarterly reports to holders of the Series D Preferred Stock if the Company is not subject to Exchange Act reporting requirements.

Series E Preferred Stock

1.	Eliminate the provision increasing the dividend rate by 1% per annum if both (i) the Series E Preferred Stock is not listed on a national stock exchange and (ii) the Company is not subject to Exchange Act reporting requirements;

2.	Make dividends non-cumulative and eliminate all accrued but unpaid dividends on the Series E Preferred Stock for all dividend periods ended before the effective date of the amendment;

3.	Eliminate the provisions prohibiting the payment of dividends on Common Stock or any other class or series of Junior Stock and prohibiting the purchase or redemption of Junior or Parity Stock if full cumulative dividends on the Series E Preferred Stock for all past dividend periods have not been paid or declared and set apart for payment;

4.	Eliminate the provision prohibiting the Company from electing to redeem Series E Preferred Stock before June 19, 2012;

5.	Eliminate the provision prohibiting the Company from redeeming less than all of the outstanding Series E Preferred Stock if full cumulative dividends on the Series E Preferred Stock for all past dividend periods have not been paid or declared and set apart for payment;

6.	Eliminate the right of holders of Series E Preferred Stock to elect two directors if dividends are in arrears for six quarterly periods;

7.	Eliminate the right of holders of Series E Preferred Stock to consent to or approve the authorization or issuance of any class of stock senior to the Series E Preferred Stock; and

8.	Eliminate the provision requiring the Company to mail annual and quarterly reports to holders of the Series E Preferred Stock if the Company is not subject to Exchange Act reporting requirements.

Series F Preferred Stock

1.	Make dividends non-cumulative and eliminate all accrued but unpaid dividends on the Series F Preferred Stock for all dividend periods ended before the effective date of the amendment;

2.	Eliminate the provisions prohibiting the payment of dividends on Common Stock or any other class or series of Junior Stock and prohibiting the purchase or redemption of Junior or Parity Stock if full cumulative dividends on the Series F Preferred Stock for all past dividend periods have not paid or declared and set apart for payment;

3.	Eliminate the provisions prohibiting the Company from electing to redeem Series F Preferred Stock before September 7, 2012;

4.	Eliminate the provision prohibiting the Company from redeeming less than all of the outstanding Series F Preferred Stock if full cumulative dividends on the Series F Preferred Stock for all past dividend periods have not been paid or declared and set apart for payment;

5.	Eliminate the right to vote together as a single class with holders of common stock on all matters on which the holders of Common Stock are entitled to vote;

6.	Eliminate the right of holders of Series F Preferred Stock to elect two directors if dividends are in arrears for six quarterly periods;

7.	Eliminate the right of holders of Series F Preferred Stock to consent to or approve the authorization or issuance of any class of stock senior to the Series F Preferred Stock; and

8.	Eliminate the provision requiring the Company to mail annual and quarterly reports to holders of the Series F Preferred Stock if the Company is not subject to Exchange Act reporting requirements.

The description of the charter amendment as set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Articles of Amendment, attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The description set forth under Item 3.03 above with respect to the Articles of Amendment and the amendment to the Company’s charter effected thereby is incorporated herein to this Item 5.03 by reference.

On November 20, 2008, the Company also filed Articles of Restatement (the “Articles of Restatement”) to its charter with the SDAT to restate its charter in a single document. The Articles of Restatement do not contain any amendments to the Company’s charter (other than those effected by the Articles of Amendment referenced above) and became effective upon acceptance for record by the SDAT. The Articles of Restatement are attached hereto as Exhibit 3.2.

Item 8.01.	Other Events

On November 19, 2008, the Company announced that the Exchange Offer and Consent Solicitation expired at 5:00 p.m., New York City time, on November 19, 2008. In addition, on November 19, 2008, the Company announced that it had accepted for exchange all validly tendered shares of Preferred Stock, which included: 5,834,744 shares of Series C Preferred Stock, representing approximately 89.4% of the outstanding Series C Preferred Stock, 3,646,556 shares of Series D Preferred Stock, representing approximately 91.2% of the outstanding Series D Preferred Stock, 2,913,110 shares of Series E Preferred Stock, representing approximately 92.1% of the outstanding Series E Preferred Stock, and 29,692,293 shares of Series F Preferred Stock, representing approximately 97.9% of the outstanding Series F Preferred Stock, and that it would issue 126,260,109 shares of its Common Stock in exchange for such shares of Preferred Stock promptly after the Expiration Date. Following settlement of the Exchange Offer and Consent Solicitation, 690,256 shares of Series C Preferred Stock, 353,444 shares of Series D Preferred Stock, 249,390 shares of Series E Preferred Stock and 634,422 shares of Series F Preferred Stock will remain outstanding.

The complete press release is attached hereto as Exhibit 99.1

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed as part of this report in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Name of Exhibit
3.1	Articles of Amendment

3.2	Articles of Restatement

99.1	Press Release of Thornburg Mortgage, Inc. dated November 19, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THORNBURG MORTGAGE, INC.

Date: November 20, 2008	By:	/s/ Larry Goldstone
Larry Goldstone, Chief Executive Officer and President

EXHIBIT INDEX

EXHIBIT NUMBER	NAME OF EXHIBIT
3.1	Articles of Amendment

3.2	Articles of Restatement

99.1	Press Release of Thornburg Mortgage, Inc. dated November 19, 2008